SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  December 16, 2002

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-65554	13-3460894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

8.1

Tax Opinion of McKee Nelson LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON

       MORTGAGE SECURITIES CORP.

By:   /s/ Brian Simons

Name: Brian Simons

Title:   Vice President

Dated:  December 16, 2002

Exhibit Index

Exhibit

Page

8.1

Tax Opinion of McKee Nelson LLP

               5